Exhibit 10.1

EXPLANATORY NOTE TO THIS EXHIBIT

The Company’s representations and warranties included in this agreement were made to the purchaser of the securities hereunder. These representations and warranties were made as of specific dates, only for purposes of this agreement and for the benefit of the parties thereto. These representations and warranties were subject to important exceptions and limitations agreed upon by the parties, made for the purposes of allocating contractual risk between the parties rather than establishing these matters as facts and were made subject to a contractual standard of materiality that may be different from the standard generally applicable under federal securities laws. This agreement is filed with this report only to provide investors with information regarding its terms and conditions, and not to provide any other factual information regarding the Company, its subsidiaries or its business. Moreover, information concerning the subject matter of the representations and warranties may have changed, and may continue to change, after the date of this agreement, and such subsequent information may or may not be fully reflected in the Company’s public reports. Accordingly, investors should not rely on the representations and warranties contained in this agreement or any description thereof as characterizations of the actual state of facts or condition of the Company, its subsidiaries or its business. The information in this agreement should be considered together with the Company’s public reports filed with the Securities and Exchange Commission.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is effective as of February 28, 2011 (the “Effective Date”), by and between Orange 21 Inc., a Delaware corporation (the “Company”), and Harlingwood (Alpha), LLC, a Delaware limited liability company (including its successors and assigns, “Investor”).

RECITALS

A. The parties desire that, upon the terms and conditions contained herein, the Company shall issue and sell to Investor, and Investor shall purchase from the Company, 712,121 shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value per share (the “Common Stock”); and

B. The offer and sale of the Shares are being made without registration under the Act, in reliance upon the provisions of Regulation D promulgated under the Act, Section 4(2) of the Act, and such other exemptions from the registration requirements of the Act as may be available with respect to the purchase of Shares to be made hereunder.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Investor agree as follows:

Article I

Definitions

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act. Without limitation to the foregoing, with respect to Investor, (a) any Person having the right to direct the disposition of the Shares will be deemed to be an Affiliate and (b) any owner of Investor who does not have the right to direct the disposition of the Shares and is not part of any committee or group which has the right to direct disposition of the Shares will not be deemed an Affiliate.

“Enforceability Exceptions” means any exceptions to the enforceability of any agreement under applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar law affecting the enforcement of creditors’ rights generally or under principles of equity regarding the availability of remedies.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“knowledge” means the actual knowledge, after reasonable inquiry, including inquiry of direct reports, of any director or executive officer of a Person.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Rights Agreement” a registration rights agreement in a form acceptable to the parties hereto providing Investor with piggyback registration rights.

“Regulation D” means Regulation D promulgated under the Act.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” means any and all filings made by the Company or its directors and officers with the SEC, including, without limitation, quarterly reports on Form 10-Q, annual reports on Form 10-K, current reports on Form 8-K and proxy statements.

“Short Sales” means (i) all “short sales” (as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act) of the Common Stock, whether or not against the box, and (ii) all forward sale contracts, options, puts, calls, swaps or “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Shares.

“Subsidiary” means as to any Person, any Person (i) of which such first Person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power or (ii) of which such first Person possesses directly or indirectly more than 50% of the right to elect directors or Persons holding similar positions.

“Trading Day” means a day on which the Trading Market is open for business.

“Trading Market” means the Over-the-Counter Bulletin Board.

Article II

Purchase and Sale

2.1 Purchase of Shares. The Company hereby sells, and Investor hereby purchases, the Shares for $1.65 per Share (for a total purchase price of $1,174,999.65) payable in U.S. dollars by wire transfer to an account specified in writing by the Company. The Company agrees that the proceeds from the sale of the Shares shall be used as general working capital.

2.2 Certificate for Shares. Concurrently with the execution and delivery hereof, the Company shall instruct the transfer agent for the Common Stock to issue a certificate to Investor evidencing the Shares and the parties shall enter into the Registration Rights Agreement. The Company shall take all reasonable efforts to ensure prompt delivery to the Investor of the certificate evidencing the Shares.

Article III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as disclosed in the SEC Reports filed with the SEC prior to the date hereof, the Company hereby makes the representations and warranties set forth below to Investor:

(a) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and, to the knowledge of the Company, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms subject to the Enforceability Exceptions.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Shares do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement other than the filing of a Form D with the SEC and such filings as are required to be made under applicable state securities laws.

(e) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in this Agreement.

(f) Capitalization. The Company’s authorized and outstanding capital stock is as set forth in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, except there are 11,994,451 shares of Common Stock outstanding as of the date hereof. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. As of the date hereof, there is no existing option, warrant, call, right, or agreement of any character to which then Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance of any shares of capital stock of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock of the Company, except for options outstanding under the Company’s stock option plan described in the SEC Reports and the convertible note issued to Costa Brava Partnership III, L.P. described in the Company’s Form 8-K filed with the SEC on December 23, 2010.

(g) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, (i) the Company has not altered its method of accounting, (ii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (iii) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information, except for confidential treatment of portions of the Master Agreement, dated December 16, 2010, among the Company, Orange 21 Europe S.r.l., Stefano Lodigiani, Claudio Marcassa, Nomec 92 S.r.l. and Greencube S.r.l.

(h) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Act.

(i) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.

(j) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in its most recently filed Annual Report on Form 10-K, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.

(l) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person in a manner that would have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others that would have a Material Adverse Effect.

(m) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case which would require disclosure pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(n) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Investor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement pursuant to any agreement with the Company.

(o) Private Placement. Assuming the accuracy of Investor representations and warranties set forth in Section 3.2, no registration under the Act is required for the offer and sale of the Shares by the Company to Investor as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

(p) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(q) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Common Stock is quoted on the Trading Market.

(r) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation the Company’s issuance of the Shares and Investor’s’ ownership of the Shares.

(s) Disclosure. The Company confirms that neither the Company nor any other Person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that Investor will rely on the representations and covenants of the Company contained in this Agreement in effecting transactions in securities of the Company. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(t) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Act or which could violate any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(u) Financial Condition/Indebtedness. The Company has no knowledge of any facts or circumstances, which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Effective Date.

(v) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Act.

(w) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(x) Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor’s purchase of the Shares. The Company further represents to Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(y) Accountants. The Company’s accountants are Mayer Hoffman McCann P.C. To the Company’s knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2010, are a registered public accounting firm as required by the Act.

(z) SEC Reports. As of their respective dates, the SEC Reports (i) were complete and accurate in all material respects and (ii) complied in all material respects with the requirements of the Act and the Exchange Act, as applicable, except to the extent that such SEC Reports were amended in which case they were correct and complete in all material respects and complied in all material respects with the requirements of the Act and the Exchange Act as of the date of the final amendment thereto.

3.2 Representations and Warranties of Investor. Investor hereby represents and warrants as of the Effective Date as follows:

(a) Organization; Authority. Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary limited liability company action on the part of Investor and no further consent or action is required by Investor. This Agreement has been duly executed by Investor and constitutes the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

(b) No Conflicts. The execution, delivery and performance of this Agreement by Investor do not and will not (i) conflict with or violate any provision of Investor’s articles of organization or operating agreement. (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Investor is subject (including federal and state securities laws and regulations), except in the case of clause (ii), such as could not have or reasonably be expected to result in a material adverse effect on Investor’s ability to purchase the Shares pursuant to this Agreement.

(c) Filings, Consents and Approvals. Investor is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Investor of this Agreement, except for any filings required under Section 13 of the Exchange Act.

(d) No View to Distribute. Investor understands that the Shares are “restricted securities” and have not been registered under the Act or any applicable state securities law, and is acquiring the Shares as principal for its own account and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act (this representation and warranty not limiting Investor’s right to sell the Shares pursuant to registration statement or otherwise in compliance with applicable federal and state securities laws).

(e) Investor Status. At the Effective Date, Investor is an “accredited investor” as defined in Rule 501(a)(8) under the Act. Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(f) Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. During the course of the transaction contemplated by this Agreement, and before acquiring the Shares, Investor has (i) had the opportunity to be provided with financial and other written information about the Company included in all documents the Company has publicly filed with the SEC, and (ii) asked questions concerning the business of the Company, its financial performance and its finances as described in the SEC Reports and received answers to such questions. Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(g) General Solicitation. Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h) Disclosure. Investor understands and confirms that the Company will rely on the representations of the Investor contained herein in entering into this Agreement and effecting the transactions contemplated hereby. Investor acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

(i) Regulation M. Investor is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by Investor.

(j) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement pursuant to any agreement with Investor.

(k) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that Investor first discussed the transactions contemplated hereby with the Company until the date hereof, neither Investor nor any Affiliate of Investor which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to Investor’s investments or trading or information concerning Investor’s investments, including in respect of the Shares, and (iii) is subject to Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Investor or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).

Article IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 to the Company or to an Affiliate of Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion and shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of Investor under this Agreement and the Registration Rights Agreement.

(b) Investor agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Shares, including, if the Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Act or other applicable provision of the Act to appropriately amend the list of selling stockholders thereunder.

4.2 Furnishing of Information. Until the earlier of one year after the Effective Date or the date on which Investor transfers all of the Shares, (a) the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act, (b) if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Securities under Rule 144 and (c) the

Company will use its commercially reasonable efforts to take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Act in accordance with the exemption from registration provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Act of the sale of the Shares to Investor or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to Investor disclosing the material terms of the transactions contemplated hereby within the time period required by applicable law. The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Investor, or without the prior consent of Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor (or its members), or include the name of Investor (or its members) in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of Investor, except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure permitted under subclause (i) or (ii).

4.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under this Agreement or under any other agreement between the Company and Investor.

4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information; provided however that the obligation of the Company under this Section 4.6 shall not apply to any information provided to the Investor’s designee to the Company’s board of directors. The Company understands and confirms that Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Indemnification of Investor. Subject to the provisions of this Section 4.7, the Company will indemnify and hold Investor, its Affiliates and attorneys, and each of their directors, officers, shareholders, partners, members, owners, employees and agents (collectively, the “Indemnified Persons”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any Investor may suffer or incur solely as a result of a legal action or legal actions concerning the purchase of the Shares pursuant to this Agreement instituted against any Indemnified Person by any stockholder of the Company who is not an Affiliate of Investor (unless such action is based upon a breach of Investor’s representations, warranties or covenants under this Agreement and except if such action relates to sales, pledges, margin sales and similar transactions by Investor to or with any current stockholder). For the avoidance of doubt, if multiple claims are brought against an Indemnified Person in an action and some, but not all of such claims are subject to indemnity hereunder, then the Indemnified Person shall be entitled to indemnity hereunder for the claims that are subject to indemnity hereunder. If any action shall be brought against an Indemnified Person in respect of which indemnity may be sought pursuant to this Agreement, the Indemnified Person shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. The Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of Investor. The Company will not be liable to an Indemnified Person under this Agreement (a) for any settlement by an Indemnified Person effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (b) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement. The Company also agrees that neither Investor nor any Affiliates of Investor nor any of the members, owners, directors, agents, employees or controlling persons (if any), as the case may be, of Investor or any such Affiliate shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company as a result of Investor acquiring the Shares under this Agreement. The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have with respect to a claim subject to the provisions of this Section.

4.8 Board of Director Nominee. Investor shall be entitled to designate an individual to be included in the slate of directors proposed by the Board of Directors of the Company for election at any meeting of stockholders, if and only if, the following conditions are satisfied: (a) the designee has completed the Company’s standard directors and officers questionnaire and provided other reasonably requested information to the Company that the Company requests from all proposed directors, (b) the designee has been approved by the Nominating Committee of the Company’s Board of Directors and the Company’s Board of Directors, (c) Investor owns all of the Shares at the time the Investor designates the individual, (d) neither the Investor nor any Affiliate of Investor has engaged in any Short Sales from and after the date hereof, and (e) the Shares constitute no less than 3% of the then outstanding Common Stock at the time Investor designates the individual. If the conditions in the foregoing clauses (c) through (e), inclusive, are satisfied but a designee does not satisfy the conditions in the foregoing clause (a) or (b), Investor shall be entitled to designate another individual until the applicable individual satisfies the conditions in the foregoing clauses (a) and (b). If a director designee is elected to the Board of Directors of the Company but subsequently resigns, Investor shall be entitled to designate a replacement who satisfies the conditions in the foregoing clauses (a) and (b) to be appointed by the Board of Directors of the Company to fill the vacancy provided the conditions in the foregoing clauses (c) through (e), inclusive, are satisfied at the time of such appointment. All such director designees shall agree in writing to tender his or her resignation from the Board of Directors of the Company promptly upon the sale by Investor of any of the Shares or a violation of the condition in clause (d) of this Section.

4.9 Observation Rights. Prior to the seating of a representative of the Investor on the Company’s Board of Directors pursuant to Section 4.8, the Company shall permit a representative of Investor to attend meetings of the Company’s Board of Directors (subject to normal requests for exclusion from portions of the meeting). Prior to attendance, Investor and its representative will sign a standard form Confidentiality Agreement related to the information disclosed, including a restriction on trading to the extent required by applicable securities laws.

Article V

MISCELLANEOUS

5.1 Fees and Expenses. Except as may be otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares, if any.

5.2 Entire Agreement. This Agreement and the Registration Rights Agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matter.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, provided such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (San Diego time) on a business day and an electronic confirmation of delivery is received by the sender (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:30 p.m. (San Diego time) on any business day, (c) one business day following the date of mailing, if sent by a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All references in this Agreement to sections are to sections of this Agreement unless expressly otherwise indicated.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor, which consent will not be unreasonably withheld or delayed. Investor may assign any or all of its rights under this Agreement to any Person to whom Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investor”.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

5.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to the principles of conflicts of law thereof.

5.9 Venue and Arbitration. Subject only to the arbitration provisions of this Agreement, the parties hereto hereby irrevocably submit to the exclusive jurisdiction of the state courts of the State of California in San Diego County or the United States District Court for the Southern District of California, for the purposes of any lawsuit, action or other proceeding arising out of or based upon this Agreement and the subject matter hereof. Any dispute, controversy or claim arising out of or relating to this Agreement (other than claims for injunctive or equitable relief), including, but not limited to, the interpretation, breach or termination thereof (including whether the claims asserted are arbitrable), shall be referred to and finally determined by arbitration in accordance with the Judicial Arbitration Mediation Services (“JAMS”) Comprehensive Arbitration Rules and Procedures if the matter in dispute is over $250,000 or under JAMS Streamlined Arbitration Rules and Procedures if the matter in dispute is $250,000 or less. The tribunal will consist of a sole arbitrator who shall be a retired judge, in accordance with California Code of Civil Procedure §§ 1280 et seq. The place of arbitration shall be San Diego, California. The language to be used in the arbitral proceedings will be the English language. The arbitrator shall be selected by mutual agreement of the parties or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS. The arbitration shall be a confidential proceeding, closed to the general public. The arbitrator shall issue a written opinion stating the essential findings and conclusions upon which the arbitrator’s award is based. The arbitrator may, in the award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator, and fees and costs of the prevailing party. Judgment upon any award rendered by the arbitrator(s) shall be final, and may be entered in any court having jurisdiction.

5.10 Survival. The representations and warranties contained herein shall survive the delivery of the Shares for one year.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or pdf, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or pdf signature page were an original thereof.

5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

5.14 Specific Performance. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Investor shall be entitled to specific performance of the Company’s covenants under Sections 4.2, 4.3, 4.4, 4.7, 4.8 and 4.9 of this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to Investor pursuant to this Agreement or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ORANGE 21 INC.

By: /s/ Seth W. Hamot
Name: Seth W. Hamot
Title: Chairman of the Board of Directors_

Address for Notices:

Orange 21 Inc.:

2070 Las Palmas Drive

Carlsbad, California 92011

Attention: Stone Douglass, Chief Executive Officer

Facsimile: (760) 804-8434

Email: sdouglass@021na.com

w/copy to:

John Hentrich

Sheppard, Mullin, Richter & Hampton LLP

12275 El Camino Real, Suite 200

San Diego, CA 92130-206

Facsimile No.: (858) 847-4865

Email: jhentrich@sheppardmullin.com

[signatures continued on next page]

HARLINGWOOD (ALPHA), LLC
By:	Harlingwood Investment Partners I, LLC,
Manager

By	/s/ Fir Geenen
Fir Geenen, Manager

Address for Notices:

Harlingwood Alpha, LLC:

3580 Carmel Mountain Rd, Suite 460

San Diego, California 92130

Attention: Fir Geenen

Email: fmg@harlingwood.com

With a copy to:

Elkins Kalt Weintraub Reuben Gartside LLP

1800 Century Park East, 7th Floor

Los Angeles, California 90067

Attention: Frederick W. Gartside, Esq.

Fax No.: (310)746-4495

E-mail: fgartside@elkinskalt.com